Exhibit 10.171

LIMITED LIABILITY COMPANY AGREEMENT

OF

BEMT BERRY HILL, LLC

THIS LIMITED LIABILITY AGREEMENT (“Agreement”) of BEMT Berry Hill, LLC, a Delaware limited liability company (the “Company”), is effective as of October 18, 2012, between the Company and Bluerock Enhanced Multifamily Holdings, L.P., a Delaware limited partnership, as the sole member of the Company (the “Member”).

RECITALS

A.           The Member has caused the Company to be organized as a Delaware limited liability company in accordance with the Delaware Limited Liability Company Act, as amended and in force from time to time (the “Act”).

B.           The undersigned desires to execute this Agreement in order to set forth the terms and conditions under which the management, business, and financial affairs of the Company will be conducted.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, covenants, and conditions herein contained, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby covenants and agrees as follows:

ARTICLE I

PURPOSE AND POWERS OF COMPANY

1.01         Purpose. The Company's purpose is to acquire, hold, invest, sell or otherwise dispose of assets which it shall from time to time own, and to engage in any and all other related business activities.

1.02         Powers. The Company shall have all powers of a limited liability company organized under the Act and not proscribed by the Act, its Certificate of Formation, or this Agreement.

1.03         Term. The term of the Company shall be perpetual unless dissolved by the sole member in accordance with the Act.

ARTICLE II

NAME AND ADDRESS OF INITIAL MEMBER

2.01         Name and Address. The name, address, and initial membership interest of the initial Member is as follows:

Name/Address	Membership Interest

Bluerock Enhanced Multifamily Holdings, L.P.,	100%
a Delaware limited partnership
70 East 55th Street, 9th Floor
New York, New York 10022

ARTICLE III

MANAGEMENT BY SOLE MEMBER

3.01         In General. The powers of the Company shall be exercised by, or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Member. Subject to the other provisions of this Agreement, the Member shall be entitled to make all decisions and take all actions for the Company, including the execution of all documents, agreements, certificates, and other writings in the name of, and on behalf of, the Company.

3.02         Indemnification. The Company shall indemnify, defend, and hold harmless the Member (including its members, officers, directors, agents, employees, and affiliates) to the fullest extent permitted under the Act against any and all liability, damage, loss, cost, or expense (including, without limitation, attorneys’ fees) incurred by the Member arising out of any transaction or course of conduct relating to the business and affairs of the Company.

3.03         Elimination of Liability. In any proceeding brought in the right of the Company or by or on behalf of the Members of the Company, the damages assessed against a Member arising out of a single transaction, occurrence, or course of conduct shall not exceed one dollar, unless such member engaged in willful misconduct or a knowing violation of the criminal law.

3.04         Advances. Expenses (including legal fees and expenses) of the Member (including its members, officers, directors, agents, employees, and affiliates) incurred by the Member arising out of any transaction or course of conduct relating to the business and affairs of the Company may be paid by the Company in advance of the final disposition of any proceeding relating thereto.

ARTICLE IV

CONTRIBUTIONS TO THE COMPANY AND DISTRIBUTIONS

4.01         Member Capital Contributions. The Member, upon execution of this Agreement, shall have contributed as the Member’s initial capital contribution the cash and/or other property set forth on Exhibit A attached hereto.

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4.02         Distributions and Allocations. All distributions of cash or other property (except upon the Company’s dissolution which shall be governed by the applicable provisions of the Act) and all allocations of income, profits, and loss shall be made 100% to the Member in accordance with his membership interest in the Company.

ARTICLE V

MISCELLANEOUS PROVISIONS

5.01         Governing Law. This Agreement shall be construed, enforced, and interpreted in accordance with the laws of the State of Delaware without regard to conflicts of law provisions and principles thereof.

5.02         Amendments. No amendment or modification of this Agreement shall be effective unless approved in writing by the Member.

5.03         Construction. Whenever the singular is used in this Agreement and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa.

5.04         Headings. The headings in this Agreement are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

5.05         Heirs, Successors, and Assigns. Each and all of the covenants, terms, provisions, and agreements herein contained shall be binding upon, and inure to the benefit of, the parties hereto and, to the extent permitted by this Agreement, their respective heirs, legal representatives, successors, and assigns.

5.06         Creditors. None of the provisions of this Agreement shall be for the benefit of, or enforceable by any creditor of, the Company or the Member.

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The undersigned hereby agree, acknowledge, and certify that the foregoing constitutes the sole and entire Limited Liability Company Agreement of the Company, effective as of the date first written above.

SOLE MEMBER:	BLUEROCK ENHANCED MULTIFAMILY HOLDINGS,
L.P., a Delaware limited partnership

	By:	Bluerock Enhanced Multifamily Trust, Inc.,
a Maryland corporation
	Its:	General Partner

		By:	/s/ Jordan B. Ruddy
		Name:	Jordan B. Ruddy
		Its:	President and Chief Operating Officer

COMPANY:	BEMT BERRY HILL, LLC,
a Delaware limited liability company

By: Bluerock Enhanced Multifamily Holdings, L.P.,
a Delaware limited partnership
Its: Sole Member

By: Bluerock Enhanced Multifamily Trust, Inc.,
a Maryland corporation
Its: General Partner

	By:	/s/ Jordan B. Ruddy
Name: Jordan B. Ruddy
Its: President and Chief Operating Officer

[Signature Page to Limited Liability Company Agreement of BEMT Berry Hill, LLC]

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EXHIBIT A

Initial Capital Contribution of the Member

Members	Cash or Property Contributed	Amount
Bluerock Enhanced Multifamily Holdings, L.P.		$100

TOTAL		$100

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